UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-07414

The Santa Barbara Group of Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

1270 Hillcrest Avenue,                        Pasadena, CA 91106

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

626-484-5744

Date of fiscal year end:  3/31/10

Date of reporting period: 3/31/10

Item 1.  Reports to Stockholders.

SANTA BARBARA GROUP

OF MUTUAL FUNDS

PFW WATER FUND

THE MONTECITO FUND

ANNUAL REPORT

MARCH 31, 2010

PFW Water Fund

Dear Fellow Shareholders of PFW Water Fund,

June 1, 2010 marks the three-year anniversary of the PFW Water Fund.  The past three years can only be described as profoundly tumultuous, and exceptional, in the world’s stock markets.  The years have been momentous in numerous ways, with not the least being the terrifying events of May 5, 2010, when the Dow Jones Industrial Average experienced its biggest drop in history, some 1000 points.  Now that we have largely erased those losses it would be a mistake to not examine the implications of that fateful day.  What we learned was not only that computerized trading can be dangerous, but the scope of the decline shows that often the price of a stock bears little resemblance to the intrinsic value of the company.  On a day like May 5, it paid handsomely to know the values of our companies and to be able to make purchases while the securities were “on sale.”  Furthermore, our insight and confidence prevented us from being driven out of our holdings by the fear of a market melt-down.  All too often we have seen the disconnection between the value, or worth, of a business and the price of its stock.  In retrospect, May 5 was a great lesson, and an exceptional opportunity.  I often point out that the value of a business is the cumulative effect of days combining into weeks, to months, and then into years.  A one-day event, or even a few weeks, seldom characterizes a company whose lifetime is potentially infinite.

Since June 1, 2007, when PFW Water Fund began, the Fund has roughly doubled in size and has compiled a portfolio that has consistently beaten the market averages, as measured by the Dow Jones Industrial Average, the S&P 500, and the Nasdaq Composite.  In contrast, the Dow closed the period June 1, 2007 to May 12, 2010 down 20.56%, the S&P 500 down 24.29%, and the NASDAQ down 7.97%.  The Net Asset Value of the PFW Water Fund, in the same period of time went from $27.91 to $27.68, or down only 0.82%.  Thus, on a comparable basis, we have significantly out-performed the various markets with which we are frequently compared.  That notwithstanding, simply losing less than others is not a meaningful victory.  However, as proud of our performance as we are, I must remind everyone that we view the PFW Water Fund as an investment fund, not a trading-oriented fund.  That is to say, we are postured to achieve growth of capital by investing in what we know is a long-term, high-growth oriented industry, with the anticipation of several years of wealth building potential ahead of us.  Therefore, the relatively short time that has elapsed, three years to date, is not necessarily a fair period of time to measure performance, regardless of how well we have done.  While, of course, we are proud of our achievements to date, we sincerely believe the best is still ahead of us.

As the Portfolio Manager of a mutual fund I receive, and read, hundreds of quarterly and annual reports for the many companies we own in the Fund and the various companies we evaluate for purchase in the Fund.  While I am principally reading these to study the performance of the company, I am also eager to read the letter to the shareholders written by the managements of the various companies.  From my perspective, this is the primary opportunity of management to communicate to the owners, i.e. the shareholders, what has transpired over the past year and offer some glimpse into how they feel about their future and their plans.  Unfortunately most reports tend to resemble all the others and offer little insight into what to expect for the future.  That is, very few actually address what they believe is going to drive growth in the business.  With this shareholder letter I hope to have done a better job in describing what I see for the future.

Our performance, while enviable by most comparisons, only tells part of the story.  The missing part of the story and that which is not necessarily clear to the more casual observer is why the water industry is such an attractive place to invest.  Water is, in fact, at the heart of life itself.  Further, nothing can be grown or manufactured without access to water.  Lastly, without water life cannot exist.  The trend driving growth in the water industry, and presenting significant investment opportunities, is the growing awareness of the value and importance of water.  The leading element of this transformation is the fact that the cost of water is rising, and over the next few years is expected to be significantly higher.

This past year we have seen stock markets periodically in turmoil and politics on center stage.  Less noticed, but in my view a good deal more important, is an ever-growing awareness of the importance of water.  More and more articles appear in the press warning of an impending water crises, water shortages, droughts, and “water becoming the new oil.”  All of those factors contribute to alerting people to the precious nature of water.  Much investment activity has been directed at the many opportunities anticipated as a consequence of a water crisis.  Be assured, we are indeed facing a crisis, and without action, this will be a crisis of epic proportions.  Fortunately, the water industry has the technology and companies with the capability to address this crisis.  This is not a crisis of availability of water as we have as much water today as we did a million years ago.  Rather, we have a shortage of inexpensive water.  That is to say, many of the easily tapped sources -- lakes, rivers, streams, have already been utilized.  What we are left with are water sources such as the oceans, which require desalting, which presently tends to be a more expensive source of fresh water.  Therefore, the more attractive and significant investment opportunities are found in identifying the companies that have the technology, the processes, and capability to improve the quality of water and whose activities will help to mitigate the impact of the higher prices we anticipate.  The confluence of all of the above-mentioned issues is what is creating the enormously attractive investment potential we see in the water industry.  This is exactly what we are positioning the PFW Water Fund to take advantage of.  Regardless of how well we do in absolute or relative terms, we urge you to see the merit in investing in what is definitely a long-term, evolving story.  We cherish the enthusiasm you have in our vision for wealth-building and the opportunities we speak of in the dynamic and evolving water industry.  Last, but not least, we welcome your inquires, and encourage your investment in the PFW Water Fund.

Sincerely,

Neil D Berlant

Neil D. Berlant

Portfolio Manager

The Montecito Fund

Dear Fellow Shareholders of The Montecito Fund,

It has been over four years since we took over the portfolio management of the fund on November 1st, 2005 with the net asset value per share being $10.09.  There have been $2.0719 in distributions and the net asset value per share was $9.3296 on March 31st, 2010. This has resulted in a total positive rate of return of $1.3115 per share or 12.99% over the 4 years of our direction of the portfolio.  As of the end of March the portfolio was invested 46.49% in equities, 25.92% in Real Estate and Asset-based related securities, 22.55% in Fixed Income and held 5.04% in Cash.

Many are pausing now to breathe a deep sigh of relief – the financial world did not come to an end after the “Great Recession” of 2008 and 2009.  Can we truly breathe easier now, or is this just the first deep desperate gulp of air that a swimmer takes when breaking the surface of the water after being submerged too long?  While we believe that the government and the Federal Reserve did an admirable job of providing the stimulus needed to stop the freefall of the economy and the financial markets are showing classic signs of bottoming, we are as yet not convinced that the recovery at hand has long-term sustainability at its core.  The hard work begins now in getting people back to work, not just those who are declared as unemployed, but those who had given up as well.  We still see the economy as being very fragile and government absorbing too much of the productivity of our economy.  And longer term we have a significant portion of the population – the Baby Boomers – who are nearing those traditional years of retirement.  How our country deals with its aging population and the massive debt load that we have taken on will be two of the most significant long-term issues we face in this second decade of the new century.  Those are topics for future letters.  For now let’s update you on the near term issues we previously identified, as they are certainly more topical and will be the center of conversation around the barbeques over the summer.

•

The stock market has risen almost seventy percent from the lows of March 2009.  Based on historical valuations of price to earnings and dividend levels, the market has moved ahead of traditional fundamentals.  The good news is that the earnings have been increasing at a rate faster than the advance since our last letter.  So while the market is higher, it actually has a slightly lower price to earnings ratio than when we last wrote.  While we focus on cash flow, earnings do matter and as they increase, higher valuations are justified.  In the last portion of this letter we will speak to dividends.

•

There is still a significant “Shadow Inventory” of homes to go through the foreclosure process.  The adjustable rate mortgages are due to reset in the next 18 months and it is difficult to see any recovery in the housing market near term.  Stabilization of the market appears at hand, but how much of it was due to the government tax incentives remains to be seen.  We believe that the low end of the housing market has reached levels where opportunity exists for those who are renting to enjoy home-ownership for the same or lower monthly payment.  At these prices the bottoming process is well along its way.

•

Unemployment is high at just under 10%.  This percentage doesn’t count those that are working part time or are otherwise under-employed.  Many are running out of unemployment benefits as well.  The motivation to work has never been higher – this is a good thing and with a large labor pool willing to work, yet another piece of the recovery puzzle is in place.

•

Commercial Real Estate is finding a level where traditional spreads between borrowing costs and capitalization rates are re-emerging.  While loans now are requiring a larger percentage of equity capital, the good news is that REIT’s have been able to raise that equity in the capital markets.  The rent rollbacks that have been occurring in several sectors of commercial real estate I believe will still result in many of the lenders becoming landlords, or at the least, patient sellers of properties to well capitalized buyers.

•

Banks are flush with reserves and the lending activity still appears to be slow.  Lower leverage is the current mantra of small businesses across the country; in fact many companies are flush with cash.  The big question continues to be whether the banks are unwilling to lend out of worry for as yet un-booked losses that are anticipated, or if there just is not the demand for bank loans.  Evidence seems to indicate that it is tough underwriting standards coupled with a lack of loan demand.   As confidence grows in a recovery, loan demand will grow as well.

The Fed sometimes leaves its wording the same in their statement.  We chose to leave the next few sentences the same as our last letter as nothing has changed in six months to change our opinion.  Right now we see the biggest question for long-term investors is how we will deal with the historically huge debt load that our government has taken on.  Certainly the government was put into a position of having to expand its balance sheet in an effort to stabilize the financial system that was in shambles, and in doing so saving the economy from a 1930’s style depression.  But going forward, the servicing of that debt (let alone trying to repay it) will be a tax on the productivity of our country for quite some time to come.   I would like to believe we can grow our way out of the problem like we did in the 80’s and early 90’s, but we don’t have a “peace dividend” and are not lowering taxes on a baby boom generation entering their peak earnings years.  So if the GDP will not grow fast enough to mute the level of the debt then even raising taxes will not generate enough additional income to offset eventually rising interest payments on the debt.  So the tried and true method of the past has been to inflate our way out of the problem.

And now as promised we want to talk more about dividends.  Anyone who has followed our investment advice knows that we believe in a very common sense approach to investing.  In order for someone to achieve financial independence they need their investments to generate cash flow to live on.  Therefore, we put a strong emphasis on dividends and interest payments.  In this letter we want to address the dividends.  Yes we are very conscious of individual corporation’s ability and policy of distributing cash flow to shareholders in the form of dividends, but we also look at dividends as a valuation metric in viewing the market as a whole.  It bears repeating that since 1926 over two thirds of the returns from the equity markets have been from reinvested dividends.  Many have recently stated that at past market bottoms (1982, 1974, 1952, 1942, 1938, 1932) the dividend yield of the broad market was in excess of 5.5% and at the bottoms in 2009, we were only at a dividend rate less than 3%.  This has given rise to the speculation that the final low valuation was not reached in 2009 based on dividend yield.  We disagree.  Prior to 1982, when income tax rates were reduced substantially for capital gains, corporations used dividends as the only method of returning cash to shareholders.  Starting in the early 1980’s corporations started to use another method of returning cash to shareholders – stock repurchases.  This was done in an effort to increase the value of the remaining shares so that when shareholders sold their shares the returns they enjoyed would be taxed at preferential rates.  It was also due to the increasingly popular use of stock options as incentive compensation to senior executives.  It is our contention that when the stock repurchase money and the dividend distribution capital are added together, the “cash flow to shareholder yield” at the market lows of 2009 would have risen to a level of deep undervaluation.  Further, that this same measure today would show equities as being very attractively valued relative to other asset classes.

We are fortunate to have better performance numbers since we have started managing the fund than the Standard & Poor’s 500 Index.  We believe that it does take a longer term time horizon for the investing disciplines of the Fund to demonstrate themselves.  And now that we are getting a number of years and market moves under our belt the statistics become more meaningful.  Our disciplines dictate that we be balanced, with 15% to 50% in each of the three major asset classes – Equities, Bonds, and Real Estate.  Adding to that asset allocation is our own proprietary research and analytical tools that are the hallmarks of our “common sense investing” for the long term.

Thank you for your continued confidence and the opportunity to manage the fund.  We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns.  We welcome and encourage your comments as well.

Sincerely,

Blake Todd

Portfolio Manager

PFW Water Fund

Growth of $10,000

Performance Summary – For Periods Ended March 31, 2010

				Annualized
		5 Years	10 Years	Since
	1 Year	Annualized	Annualized	Inception*
PFW Water Fund: (1)
Class A Shares:
Without Sales Charge	44.86%	4.03%	(3.86%)	9.80%
With Sales Charge (2)	36.54%	2.80%	(4.42%)	9.24%
Class C Shares:
Without Sales Charge	43.77%	2.94%	(4.96%)	7.82%
With Sales Charge (3)	42.77%	2.94%	(4.96%)	7.82%
S&P 500 (4)	49.77%	1.92%	(0.65%)	5.24%

(1) Effective 6/1/07, the strategy of the PFW Water Fund (formerly Bender Growth Fund) changed and Neil Berlant assumed the role of Portfolio Manager.

(2) Adjusted for initial maximum sales charge of 5.75%.

(3) Adjusted for contingent deferred sales charge of 1% for redemptions occurring within one year of purchase.

(4) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Annualized since inception performance information is as of December 10, 1996.  The annualized since inception performance figure as of October 1, 1998 is 3.29%.

*Class C commenced operations on December 10, 1996. Class A commenced operations on October 1, 1998.

Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted.  The Fund’s total operating expenses are 1.50% for Class A and 2.25% for Class C.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

PFW Water Fund

Investment Performance For Periods Ended March 31, 2010

(1)

Performance figure shown here is representative of the period from December 10, 1996 through March 31, 2010.

(2)

Commenced operations October 1, 1998.

(3)

Commenced operations December 10, 1996.

  *

Adjusted for initial maximum sales charge of 5.75%.

 **

Adjusted for contingent deferred sales charge of 1%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Top 10 Holdings*	% of Net Assets	Portfolio Composition*	% of Net Assets
J.G. Boswell Company	5.80%	Environmental Control	18.97%
Calgon Carbon Corp.	5.53%	Water Supply	18.42%
Mueller Water Products, Inc.	5.28%	Industrial Measurement Instruments	10.20%
Watts Water Technologies, Inc.	5.15%	Metal Fabricate	8.37%
Energy Recovery, Inc.	5.08%	Beverages	7.81%
Glacier Water Services, Inc.- Preferred, 9.0625%	4.99%	Miscellaneous Manufacturing	6.56%
Consolidated Water Co. - ADR	4.89%	Short-Term Investments	5.93%
Ameron International, Inc.	4.59%	Crop Preparation Services	5.80%
Nalco Holding Co.	4.30%	Machinery-Diversified	4.76%
Entergris, Inc.	4.12%	Special Industry Machinery	4.12%
		Agriculture	3.33%
		Farm & Machinery Equipment	3.04%
		Engineering & Construction	2.13%
		Healthcare-Products	0.44%
		Electrical Components & Equipment	0.23%
		Chemicals	0.11%
		Household Products\Wares	0.01%
		Liabilities in Excess of Other Assets	(0.23%)
_______________		Net Assets	100.00%
*As of March 31, 2010. Top ten holdings exclude short-term investments.
ADR- American Depositary Receipt

The Montecito Fund

Growth of $10,000

Performance Summary – For Periods Ended March 31, 2010

			Annualized
		5 Years	Since
	1 Year	Annualized	Inception*
The Montecito Fund: (1)
Without Sales Charge	46.58%	2.21%	1.87%
With Sales Charge (2)	38.19%	1.02%	1.12%
S&P 500	49.77%	1.92%	2.75%
60% S&P 500/40% Barclays Capital Aggregate Bond	27.33%	3.42%	3.90%

(1) Effective November 1, 2005, the strategy of the Montecito Fund changed and Blake Todd assumed the role of Portfolio Manager.

(2) Adjusted for initial maximum sales charge of 5.75%.

*  The Montecito Fund commenced operations on April 15, 2002

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  The Barclays Capital Aggregate Bond Index (formerly the Lehman Aggregate Bond Index) is an unmanaged market index representative of the U.S. taxable fixed income securities.

Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted.  The Fund’s total annual operating expenses are 1.19%.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

The Montecito Fund

Investment Performance For Periods Ended March 31, 2010

(1)

Performance figure shown here is representative of the period from April 15, 2002 to March 31, 2010.

(2)

Commenced operations April 15, 2002.

  *

Adjusted for initial maximum sales charge of 5.75%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Top 10 Holdings*	% of Net Assets	Portfolio Composition*	% of Net Assets
U.S. TIP Bond, 2.00%, due 1/15/14	5.41%	Common Stock	43.25%
HRPT Properties Trust – Conv Preferred, 6.50%	5.31%	Real Estate Investment Trusts	23.39%
U.S. TIP Bond, 1.75%, due 1/15/28	4.25%	U.S. Treasury Bonds	16.41%
U.S. TIP Bond, 1.625%, due 1/15/18	3.68%	Short-Term Investments	7.22%
Qualcomm, Inc.	3.65%	Preferred Stock	3.23%
Apartment Investment & Mgmt Co.-		U.S. Government Agency Obligations	2.61%
Preferred, 7.75%	3.61%	Mortgage Backed Security	1.40%
Lexington Corp Prop Trust –		Other Assets Less Liabilities	2.49%
Conv Preferred, 6.50%	3.31%	Net Assets	100.00%
Monmouth Real Estate Invest Corp. - Cl. A	3.29%
El Paso Energy Capital Trust I-
Conv Preferred, 4.75%	3.23%
Eli Lilly & Co.	3.15%

___________

*As of March 31, 2010.  Top ten holdings exclude short-term investments.

TIP- Treasury Inflation Protected

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS		March 31, 2010
Shares	Security	Fair Value
	COMMON STOCK - 89.31%
	AGRICULTURE - 3.33%
35,000	Cadiz, Inc. *	$ 446,950
10,000	Tejon Ranch Co. *	305,200
		752,150
	BEVERAGES - 2.82%
110,000	Heckmann Corp. *	638,000

	CHEMICALS - 0.11%
1,000	Hawkins, Inc.	24,200

	CROP PREPARATION SERVICES - 5.80%
2,100	JG Boswell Co.	1,312,500

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.23%
330,000	Entech Solar, Inc. *	52,800

	ENGINEERING & CONSTRUCTION - 2.13%
18,000	Layne Christensen Co. *	480,780

	ENVIRONMENTAL CONTROL - 18.97%
73,000	Calgon Carbon Corp. *	1,249,760
4,500	Duoyuan Global Water, Inc. - ADR *	124,965
182,500	Energy Recovery, Inc. *	1,149,750
25,500	Hyflux Ltd.	61,200
69,966	Met-Pro Corp.	685,667
40,000	Nalco Holding Co.	973,200
2,000	Tetra Tech, Inc. *	46,080
		4,290,622
	FARM & MACHINERY EQUIPMENT - 3.04%
14,000	Toro Co.	688,380

	HEALTHCARE - PRODUCTS - 0.44%
5,000	Cantel Medical Corp.	99,250

	HOUSEHOLD PRODUCTS / WARES - 0.01%
10,000	Eco-Safe Systems USA, Inc. *	1,500

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2010

Shares	Security	Fair Value
	INDUSTRIAL MEASUREMENT INSTRUMENTS - 10.20%
3,000	Itron, Inc. *	$ 217,710
21,250	Mesa Laboratories, Inc.	544,212
43,000	OI Corp.	380,550
37,500	Watts Water Technologies, Inc.	1,164,750
		2,307,222
	MACHINERY - DIVERSIFIED - 4.76%
26,000	Gorman-Rupp Co.	661,440
10,000	Lindsay Corp.	414,100
		1,075,540
	METAL FABRICATE - 8.37%
250,000	Mueller Water Products, Inc. - Cl. A	1,195,000
30,000	Northwest Pipe Co. *	655,500
500	Valmont Industries, Inc.	41,415
		1,891,915
	MISCELLANEOUS MANUFACTURING - 6.56%
16,500	Ameron International Corp.	1,037,685
12,500	Pentair, Inc.	445,250
		1,482,935
	SPECIAL INDUSTRY MACHINERY - 4.12%
185,000	Entegris, Inc. *	932,400

	WATER - 18.42%
5,000	American States Water Co.	173,500
20,000	American Water Works Co.	435,200
40,000	Aqua America, Inc.	702,800
5,550	Artesian Resources Corp. - Class A	98,013
4,000	California Water Service Group	150,440
5,000	Cascal NV	36,450
3,000	Connecticut Water Service, Inc.	69,810
81,500	Consolidated Water Co. Ltd. - ADR	1,106,770
4,931	Pennichuck Corp.	115,928
23,000	SJW Corp.	584,660
20,000	Veolia Environnement - ADR	691,400
		4,164,971

	TOTAL COMMON STOCK	20,195,165
	( Cost - $21,556,552)

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2010

Shares	Security	Fair Value
	PREFERRED STOCK - 4.99%
	BEVERAGES - 4.99%
47,000	Glacier Water Trust I, Inc., 9.0625%	$ 1,128,000
	TOTAL PREFERRED STOCK
	( Cost - $1,120,280)

	SHORT-TERM INVESTMENT - 5.93%
1,341,299	Dreyfus Institutional Reserve Money Fund-
	Premier Shares, 0.00% (a)
	TOTAL SHORT-TERM INVESTMENT	1,341,299
	( Cost - $1,341,299)

	TOTAL INVESTMENTS - 100.23%
	( Cost - $24,018,131)	22,664,464
	LIABILITIES IN EXCESS OF CASH &
	OTHER ASSETS - (0.23) %	(52,885)
	NET ASSETS - 100.00%	$ 22,611,579

* Non-Income producing security ADR - American Depositary Receipt (a) Money market fund; interest rate reflects the seven-day effective yield on March 31, 2010.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
SCHEDULE OF INVESTMENTS		March 31, 2010
Shares	Security	Fair Value
	COMMON STOCK - 43.25%
	AEROSPACE/DEFENSE - 1.68%
2,500	General Dynamics Corp.	$ 193,000

	BEVERAGES - 2.39%
5,000	Coca-Cola Co.	275,000

	COMMERCIAL SERVICES - 2.67%
10,000	Paychex, Inc.	307,000

	CONSUMER PRODUCTS - 1.64%
3,000	Kimberly-Clark Corp.	188,640

	CROP PREPARATION SERVICES - 1.22%
225	JG Boswell Co.	140,625

	ELECTRIC - 2.86%
15,000	Otter Tail Corp.	329,400

	ENGINEERING & CONSTRUCTION - 2.63%
10,000	Granite Construction, Inc.	302,200

	FOOD - 3.07%
10,000	Campbell Soup Co.	353,500

	INSURANCE - 1.74%
8,165	Arthur J Gallagher & Co.	200,451

	INVESTMENT MANAGEMENT - 1.91%
4,000	T. Rowe Price Group, Inc.	219,720

	MEDICAL - 7.25%
4,000	Abbott Laboratories	210,720
10,000	Eli Lilly & Co.	362,200
4,000	Johnson & Johnson	260,800
		833,720
	OIL & GAS - 3.87%
2,500	Chevron Corp.	189,575
5,000	ConocoPhillips	255,850
		445,425

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2010
Shares	Security	Fair Value
	RETAIL - BUILDING PRODUCTS - 2.11%
10,000	Lowe's Companies, Inc.	$ 242,400

	RETAIL - RESTAURANTS - 2.32%
4,000	McDonald's Corp.	266,880

	TELECOMMUNICATIONS - 5.89%
10,000	AT&T, Inc.	258,400
10,000	Qualcomm, Inc.	419,900
		678,300
	TOTAL COMMON STOCK
	( Cost - $4,660,264)	4,976,261

	PREFERRED STOCK - 3.23%
	PIPELINES - 3.23%
10,000	El Paso Energy Capital Trust I, 4.75%	371,200
	TOTAL PREFERRED STOCK
	( Cost - $269,566)

	REAL ESTATE INVESTMENT TRUSTS - 23.39%
	APARTMENTS - 3.60%
17,700	Apartment Investment & Management Co. - Preferred, 7.75%	415,065

	DIVERSIFIED - 8.78%
5,700	Colonial Properties Trust - Preferred, 8.125%	137,085
17,500	Entertainment Properties Trust - Convertible Preferred, 5.75%	321,563
5,000	Gladstone Commercial Corp.	72,250
11,000	Investors Real Estate Trust	99,220
10,100	Lexington Realty Trust - Convertible Preferred, 6.50%	380,770
		1,010,888
	HEALTH CARE- 2.41%
12,500	Senior Housing Properties Trust	276,875

	OFFICE PROPERTY - 5.31%
30,000	HRPT Properties Trust - Convertible Preferred, 6.50%, Series D	610,503

	WAREHOUSE - 3.29%
45,000	Monmouth Real Estate Investment Corp.	378,450

	TOTAL REAL ESTATE INVESTMENT TRUSTS	2,691,781
	(Cost - $2,294,596)

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2010
Principal Amount	Security	Fair Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.61%
$ 300,000	Federal Home Loan Banks, 1.5% Due 4/22/2013	$ 300,225
	(Cost - $300,043)

	U.S. TREASURY BONDS - 16.41%
400,000	U.S. Treasury TIP Bond, 1.625% Due 1/15/2018	423,296
500,000	U.S. Treasury TIP Bond, 1.75% Due 1/15/2028	489,342
300,000	U.S. Treasury TIP Bond, 1.875% Due 7/15/2015	353,619
500,000	U.S. Treasury TIP Bond, 2.00% Due 1/15/2014	622,498
	(Cost - $1,844,015)	1,888,755

	MORTGAGE BACKED SECURITIES - 1.40%
156,542	Freddie Mac REMICS, 5.75% Due 7/15/2035	161,800
	(Cost - $156,874)

Shares	SHORT-TERM INVESTMENT - 7.22%
830,662	Dreyfus Instituional Reserve Money Fund -
	Premier Shares, 0.00% (a)	830,662
	TOTAL SHORT-TERM INVESTMENT
	( Cost - $830,662)

	TOTAL INVESTMENTS - 97.51%
	( Cost - $10,356,020)	11,220,684
	OTHER ASSETS LESS LIABILITIES - 2.49%	286,029
	NET ASSETS - 100.00%	$ 11,506,713

REMIC - Real Estate Mortgage Investment Conduit
TIP - Treasury Inflation Protected
(a) Money market fund; interest rate reflects the seven-day effective yield on March 31, 2010

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES		March 31, 2010

	PFW	The Montecito
	Water Fund	Fund
Assets:
Investments in Securities at Fair Value
(Identified cost $24,018,131 and $10,356,020,
respectively) (Note 2)	$ 22,664,464	$ 11,220,684
Foreign Currency at Fair Value (Cost $600)	626	-
Receivables:
Securities Sold	-	260,390
Capital Stock Sold	193,000	-
Dividends and Interest	4,868	41,854
Other	3,760	-
Total Assets	22,866,718	11,522,928

Liabilities:
Payable for Securities Purchased	143,759	-
Capital Stock Redeemed	65,133	-
Accrued Distribution Fees (Note 5)	21,582	6,792
Due to Advisor (Note 3)	9,776	3,056
Other Accrued Expenses and Liabilities	14,889	6,367
Total Liabilities	255,139	16,215

Net Assets	$ 22,611,579	$ 11,506,713

Class A Shares and The Montecito Fund Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 670,250 and 1,233,349 shares
outstanding, respectively)	$ 18,552,403	$ 11,506,713

Net Asset Value and Redemption Price Per Class A Share
	( $18,552,403/670,250 shares and $11,506,713/1,233,349 shares,
respectively)	$ 27.68	$ 9.33

Offering Price Per Share ($27.68/0.9425 and
9.33/0.9425, respectively)	$ 29.37	$ 9.90

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)		March 31, 2010

	PFW	The Montecito
	Water Fund	Fund
Class C Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 156,221 shares outstanding)	$ 4,059,176

Net Asset Value and Offering Price Per Class C Share
($4,059,176/156,221 shares)	$ 25.98

Redemption Price Per Share ($25.98 X 0.99)*	$ 25.72

Composition of Net Assets:
At March 31, 2010, Net Assets consisted of:
Paid-in-Capital	$ 32,213,416	$ 13,081,242
Accumulated Net Investment Income	15,876	-
Accumulated Net Realized Loss From
Security Transactions	(8,264,666)	(2,439,193)
Net Unrealized Appreciation (Depreciation) on Investments
and Foreign Currency Translations	(1,353,047)	864,664
Net Assets	$ 22,611,579	$ 11,506,713

* For redemptions of Class C shares occurring within one year of purchase.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF OPERATIONS	For the Year Ended March 31, 2010

	PFW	The Montecito
	Water Fund	Fund
Investment Income:
Dividend Income (net of $0 and $569 foreign taxes)	$ 360,649	$ 402,656
Interest Income	694	96,703
Total Investment Income	361,343	499,359

Expenses (Notes 3 and 5):
Investment Advisory Fees	92,270	30,705
Service Fees	138,406	65,505
Distribution Fees-Class A	38,087	25,588
Distribution Fees-Class C	32,193	-
Total Expenses	300,956	121,798
Net Investment Income	60,387	377,561

Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions (Note 4):
Net Realized Gains (Losses) From Security and Foreign
Currency Transactions	694,643	(1,029,751)
Net Change in Net Unrealized Appreciation
on Investments and Foreign Currency Translations	5,573,491	4,411,260
Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions (Note 4)	6,268,134	3,381,509

Net Increase in Net Assets
Resulting From Operations	$ 6,328,521	$ 3,759,070

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009
Operations:
Net Investment Income	$ 60,387	$ 40,354
Net Realized Gain From Security and
Foreign Currency Translations	694,643	610,173
Net Change in Unrealized Appreciation (Depreciation)
on Investments and Foreign Currency Translations	5,573,491	(6,014,662)
Net Increase (Decrease) in Net Assets
Resulting From Operations	6,328,521	(5,364,135)

Distributions to Shareholders From:
Net Investment Income
Class A ($0.13 and $0.06 per share, respectively)	(82,876)	(29,137)

Capital Share Transactions:
Class A:
Proceeds from Shares Issued
(228,027 and 146,725 shares, respectively)	5,347,014	3,505,099
Reinvestment of Dividends
(3,019 and 1,287 shares, respectively)	79,459	28,430
Cost of Shares Redeemed
(76,126 and 135,026 shares, respectively)	(1,911,908)	(3,070,125)
Shares transferred from Class Y
(0 and 105,511 shares, respectively)	-	2,963,802
Total Class A Transactions	3,514,565	3,427,206

Class Y:+
Proceeds from Shares Issued
(0 and 424 shares, respectively)	-	12,638
Cost of Shares Redeemed
(0 and 2,614 shares, respectively)	-	(77,649)
Shares transferred to Class A
(0 and 99,758 shares, respectively)	-	(2,963,802)
Total Class Y Transactions	-	(3,028,813)

Class C:
Proceeds from Shares Issued
(55,767 and 15,992 shares, respectively)	1,309,012	356,009
Cost of Shares Redeemed
(29,590 and 25,473 shares, respectively)	(703,201)	(571,848)
Total Class C Transactions	605,811	(215,839)
Net Increase in Net Assets From
Capital Share Transactions	4,120,376	182,554

The accompanying notes are an integral part of these financial statements.

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

Total Increase (Decrease) in Net Assets	$ 10,366,021	$ (5,210,718)

Net Assets:
Beginning of Year	12,245,558	17,456,276
End of Year*	$ 22,611,579	$ 12,245,558

*Includes accumulated undistributed
net investment income of:	$ 15,876	$ 38,359
________
+For the period April 1, 2008 through April 30, 2008. Effective April 30, 2008, Class Y shares suspended sales and the outstanding shares were exchanged for Class A shares at net asset value.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

Operations:
Net Investment Income	$ 377,561	$ 288,771
Net Realized Loss From Security Transactions	(1,029,751)	(1,269,131)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,411,260	(3,286,859)
Net Increase (Decrease) in Net Assets
Resulting From Operations	3,759,070	(4,267,219)

Distributions to Shareholders From:
Net Investment Income ($0.27 and $0.27
per share, respectively)	(337,812)	(329,047)

Capital Share Transactions:
Proceeds from Shares Issued
(49,152 and 64,628 shares, respectively)	406,960	545,366
Reinvestment of Dividends
(38,157 and 34,341 shares, respectively)	295,350	289,941
Cost of Shares Redeemed
(98,912 and 84,135 shares, respectively)	(820,865)	(732,093)

Net Increase (Decrease) in Net Assets From
Capital Share Transactions	(118,555)	103,214

Total Increase (Decrease) in Net Assets	3,302,703	(4,493,052)

Net Assets:
Beginning of Year	8,204,010	12,697,062
End of Year*	$ 11,506,713	$ 8,204,010

*Includes accumulated undistributed
net investment loss of:	$ -	$ (22,043)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

		PFW Water Fund- Class A Shares

	For the Year Ended March 31,
	2010	2009	2008	2007	2006

Net Asset Value,
Beginning of Year	$ 19.20	$ 27.42	$ 26.43	$ 27.92	$ 22.89

Income (Loss) From Operations:
Net investment income (loss)	0.11	0.10	0.18	(0.45)	(0.44)
Net gain (loss) from securities
(both realized and unrealized)	8.50	(8.26)	0.81	(1.04)	5.47
Total from operations	8.61	(8.16)	0.99	(1.49)	5.03

Distributions to shareholders from
net investment income	(0.13)	(0.06)	-	-	-

Net Asset Value,
End of Year	$ 27.68	$ 19.20	$ 27.42	$ 26.43	$ 27.92

Total Return (b)	44.86%	(29.79)%	3.75%	(5.34)%	21.97%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 18,552	$ 9,896	$ 10,882	$ 1,815	$ 3,146
Ratio of expenses
to average net assets	1.50%	1.50%	1.54%	1.86%	1.85%
Ratio of net investment income
(loss) to average net assets	0.45%	0.43%	0.65%	(1.78)%	(1.76)%
Portfolio turnover rate	17%	47%	112%	14%	27%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class C Shares

	For the Year Ended March 31,
	2010	2009	2008	2007	2006

Net Asset Value,
Beginning of Year	$ 18.07	$ 25.92	$ 25.25	$ 27.07	$ 22.48

Income (Loss) From Operations:
Net investment loss	(0.06)	(0.08)	(0.15)	(0.78)	(0.74)
Net gain (loss) from securities
(both realized and unrealized)	7.97	(7.77)	0.82	(1.04)	5.33
Total from operations	7.91	(7.85)	0.67	(1.82)	4.59

Net Asset Value,
End of Year	$ 25.98	$ 18.07	$ 25.92	$ 25.25	$ 27.07

Total Return (b)	43.77%	(30.29)%	2.65%	(6.72)%	20.42%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 4,059	$ 2,350	$ 3,617	$ 4,800	$ 12,893
Ratio of expenses
to average net assets	2.25%	2.25%	2.70%	3.31%	3.11%
Ratio of net investment income (loss)
to average net assets	(0.27)%	(0.35)%	(0.57)%	(3.22)%	(3.02)%
Portfolio turnover rate	17%	47%	112%	14%	27%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	The Montecito Fund

	For the Year Ended March 31,
	2010	2009	2008	2007	2006

Net Asset Value,
Beginning of Year	$ 6.59	$ 10.32	$ 11.57	$ 10.74	$ 10.24

Income (Loss) From Operations:
Net investment income	0.30	0.23	0.38	0.26	0.19
Net gain (loss) from securities
(both realized and unrealized)	2.71	(3.69)	(0.67)	1.05	0.40
Total from operations	3.01	(3.46)	(0.29)	1.31	0.59

Distributions to shareholders from
Net investment income	(0.27)	(0.27)	(0.38)	(0.25)	(0.09)
Net realized capital gains	-	-	(0.51)	(0.23)	-
Return of capital	-	-	(0.07)	-	-
Total distributions	(0.27)	(0.27)	(0.96)	(0.48)	(0.09)

Net Asset Value,
End of Year	$ 9.33	$ 6.59	$ 10.32	$ 11.57	$ 10.74

Total Return (b)	46.58%	(34.08)%	(2.88)%	12.33%	5.82%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 11,507	$ 8,204	$ 12,697	$ 11,987	$ 7,333
Ratio of expenses
to average net assets	1.19%	1.19%	1.19%	1.19%	1.19%
Ratio of net investment income
to average net assets (c)	3.69%	2.74%	3.33%	2.42%	1.82%
Portfolio turnover rate	84%	58%	71%	33%	68%
__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.
(c) Recognition of net investment income (loss) is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS	March 31, 2010

1.

ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992.  The Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company with two diversified funds: the PFW Water Fund and The Montecito Fund (collectively the “Funds”).   The PFW Water Fund offers two classes of shares, Class A and Class C.  Class A shares commenced operations on October 1, 1998; Class C shares commenced operations on December 10, 1996.  Class A shares are sold with a front-end sales charge of 5.75%.   Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.   The Montecito Fund commenced operations on April 15, 2002 and offers a single class of shares sold with a front-end sales charge of 5.75%.   The investment objective of each Fund is long-term growth of capital.

Through April 30, 2008, the PFW Water Fund (the “Fund”) had three share classes: A, Y and C.  On April 30, 2008, the Fund exchanged 99,758 shares of Class Y (valued at $29.71 per share) for 105,511 shares of Class A (valued at $28.09 per share), pursuant to an action approved by the Board of Directors (the “Board”).  Subsequent to April 30, 2008, the Fund offers Class A and C shares.  On March 1, 2010, the Board authorized the issuance of Class I shares.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Security Valuation – Equity securities, including common and preferred stocks and real estate investment trusts, which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities.  Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were not sales on the date of valuation are valued at the most recent bid price.  To the extent these securities are actively traded and valuation adjustments are not applied they are categorized as Level 1 of the fair value hierarchy described below.  When an equity security is valued by an independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized as Level 2.

Fixed income securities such as U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as Level 1 securities.  However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and other reference data.  These securities would be categorized as Level 2 securities.  The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data.  Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions.

NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2010

Mortgage-backed securities are categorized in Level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

Money market funds are valued at their net asset value of $1.00 per share and are all categorized as Level 1.

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor ("Fair Value" Pricing), subject to review by the Board of Directors.  Some of the general factors that the adviser or sub-adviser should consider in determining a valuation method for an individual issue of securities for which no market quotations are readily available include, but shall not be limited to:  the fundamental analytical data relating to the investment; the nature and duration of restrictions (if any) on disposition of the securities; and evaluation of the forces that influence the market in which these securities are purchased or sold.  These securities would be categorized as Level 3.

Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value and would be categorized as Level 2.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2010 for the Fund’s assets measured at fair value:

PFW Water Fund:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 20,195,165	$ -	$ -	$ 20,195,165
Preferred Stock	-	$ 1,128,000		1,128,000
Short-Term Investments	1,341,299	-	-	1,341,299
Total	$ 21,536,464	$ 1,128,000	$ -	$ 22,664,464

  The Fund did not hold any Level 3 securities during the period.

The Montecito Fund:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 4,976,261	$ -	$ -	$ 4,976,261
Preferred Stock	371,200	-	-	371,200
REITS	2,691,781	-	-	2,691,781
U.S. Govt. Agency Obligations	-	300,225	-	300,225
U.S. Treasury Bonds	-	1,888,755	-	1,888,755
Mortgage Backed Securities	-	161,800	-	161,800
Short-Term Investments	830,662	-	-	830,662
Total	$ 8,869,904	$ 2,350,780	$ -	$ 11,220,684

 The Fund did not hold any Level 3 securities during the period.

For a detailed listing of industries, see schedule of investments.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date of the security purchase or sale.  In determining the net realized gain or loss from the sales of securities, the cost of securities sold is determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities held by a Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain, respectively.  The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITS”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year.  Estimates are based on the most recent REIT distribution information available.

NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2010

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.   Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes – The Funds have complied and will continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

As of and during the year ended March 31, 2010, the Funds did not have a liability for unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2007.  The Funds identify their major tax jurisdictions as U.S. Federal and California state.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the applicable Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the applicable Fund.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Any net realized capital gains on sales of securities are distributed annually and are recorded on the ex-dividend date.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

Net Asset Value Per Share – The net asset value per share of each Fund is calculated each business day by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding.  A sales charge may apply when purchasing PFW Water Fund’s Class A shares or The Montecito Fund’s shares. The PFW Water Fund’s Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one percent

Use of Estimates in the Preparation of Financial Statements – The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2010

Indemnification – The Company indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Company.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred.  However, based on experience, the Company expects the risk of loss due to these warranties and indemnities to be remote.

3.        ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the investment advisory agreements, investment advisory services are provided to the Funds by Hillcrest Wells Advisors, LLC (the “Fund Manager” or “Advisor”). Prior to January 19, 2010, SBG Capital Management, Inc. (“SBG”) served as manager to the Funds.  Under the terms of the investment advisory agreements (the “Advisor Agreements”), the Fund Manager furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds’ portfolios.  The responsibility for making decisions to buy, sell or hold a particular security for a Fund rests with the Fund Manager, subject to review by the Board.  Under the Advisory Agreements, the Fund Manager receives monthly fees calculated at the annual rates of 0.50% of the average daily net assets of the PFW Water Fund and the Fund Manager receives monthly fees calculated at the annual rates of 0.30% of the first $100 million and 0.25%

of the average daily net assets over $100 million of The Montecito Fund.   Prior to January 19, 2010, SBG received investment advisory fees from each Fund calculated at the same rates as those paid to the Fund Manager.  For the year ended March 31, 2010, advisory fees of $92,270 and $30,705 were paid from the PFW Water Fund and The Montecito Fund, respectively.

The Company and the Fund Manager have entered into a distribution agreement with Capital Research Brokerage Services, LLC, an affiliate of SBG, to serve as national distributor (the “Distributor”). The Distributor selects brokers and other financial professionals to sell shares of the Funds and coordinate their marketing efforts. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Fund Manager pays the distributor an annual fee of $8,400, such fee to be paid in equal monthly installments of $700 on the last day of each month.  Prior to January 19, 2010, SBG was responsible for making such payments to the Distributor.  For the year ended March 31, 2010, the Distributor received approximately $26,948 in commissions from the sale of Fund shares.

Under the terms of an Operating Service Agreement, the Fund Manager provides, or arranges to provide, day-to-day operational services to the Funds. Under the terms of the Operating Service Agreement, the PFW Water Fund and Montecito Fund pay the Fund Manager a monthly fee calculated at the annual rate of 0.75% and 0.64%, respectively, of average daily net assets.  Prior to January 19, 2010, each Fund paid SBG a monthly fee calculated at the same rates as those paid to the Fund Manager for providing such services.  For the year ended March 31, 2010, service fees of $138,406 and $65,505 were paid from the PFW Water Fund and The Montecito Fund, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2010

Gemini Fund Services, LLC (“GFS”) serves as administrator and provides accounting services to the Funds pursuant to an administration agreement.  Under terms of such agreement, GFS is paid an annual fee which is computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.  The Company and GFS are also parties to a servicing agreement, under which GFS provides transfer agency and dividend disbursing services for the Funds.  Pursuant to the terms of the Operating Service Agreement, the Fund Manager pays all service fees to GFS.

The Company and The Bank of New York (the “Custodian”) are parties to a custodial agreement (the “Custody Agreement’) under which the Custodian holds cash, securities and other assets of the Funds as required by the Act.  The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.  GFS serves as the custody administrator to the Funds pursuant to the terms of the Custody Agreement.  For providing such services, GFS receives a monthly fee based upon an annual percentage rate of a Fund’s assets, subject to certain minimums, plus certain transactional charges.  Pursuant to the terms of the Operating Service Agreement, the Fund Manager is responsible for paying the custody fees to GFS and The Bank of New York.

Pursuant to a service agreement with the Company, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Company, including related administrative support.  Under the terms of such agreement, NLCS is paid an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  Pursuant to the terms of the Operating Service Agreement, NLCS is paid by the Fund Manager.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Pursuant to the terms of the Operating Service Agreement, GemCom is paid by the Fund Manager.

Certain officers and/or trustees of the Fund Manager, GFS and NLCS are also officers/directors of the Company.

4.

INVESTMENT TRANSACTIONS

The cost of securities purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2010 were as follows:

	Purchases	Sales
PFW Water Fund	$6,075,689	$3,024,675
The Montecito Fund	8,123,169	8,819,543

NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2010

As of March 31, 2010, net unrealized appreciation/ (depreciation) on investment securities for federal income tax purposes were as follows:

5.

DISTRIBUTION PLANS

As noted in the Funds’ Prospectus, each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Act.  The PFW Water Fund plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Class A and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders. With respect to Class C shares, the distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to cover fees paid to broker-dealers for sales and promotional services.  The Montecito Fund distribution plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Fund.  For the year ended March 31, 2010, distribution fees of $38,087 and $32,193 were paid for the PFW Water Fund Class A and Class C shares, respectively and $25,588 was paid for The Montecito Fund shares.

6.

TAX INFORMATION

The tax character of distributions for the year ended March 31, 2010 were as follows:

The tax character of distributions for the year ended March 31, 2009 were as follows:

On April 1, 2010, The Montecito Fund paid an ordinary income distribution of $0.06 per share to shareholders of record on March 31, 2010.

NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2010

As of March 31, 2010, the components of distributable earnings/ (deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation/ (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such capital losses as follows:

At March 31, 2010, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains.  The capital loss carry forwards expire on March 31 of the years indicated below:

Permanent book and tax differences are primarily attributable to: net operating losses; differences in book/tax treatment of paydown gain/(loss), foreign currency gain/(loss) and deflationary adjustments on TIP bonds; and capital loss carry forwards expiring March 31, 2010, which resulted in reclassification for the year ended March 31, 2010 as follows:

NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2010

7.

SHAREHOLDER MEETING RESULTS (Unaudited)

The Board of Directors held a special meeting of the shareholders of the Funds on January 19, 2010 for the purpose of approving a new Investment Advisory Agreement with Hillcrest Wells Advisors, LLC, to elect a new Board of Directors and to approve changes to PFW Water Fund’s fundamental investment restrictions.

With respect to approval of the Investment Advisory Agreement the following votes were cast:

For Approval:  1,350,099

Against Approval:  14,664

Abstained:  11,443

With respect to the election of a new Board of Directors the following votes were cast:

 For Approval: 1,547,759

 Against Approval:  0

 Withheld:  14,353

With respect to the approval of changes to the fundamental investment restrictions of the PFW Water Fund the following votes were cast:

For Approval: 401,645

Against Approval: 14,567

Abstained:  14,279

8.

NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

9.

 SUBSEQUENT EVENTS

In accordance with GAAP, management has evaluated subsequent events through the date these financial statements were issued, and determined there were no material subsequent events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Directors

The Santa Barbara Group of Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Santa Barbara Group of Mutual Funds, Inc., comprising PFW Water Fund and The Montecito Fund (the “Funds”) as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Santa Barbara Group of Mutual Funds, Inc. as of March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 28, 2010

THE DIRECTORS AND OFFICERS (Unaudited)

The following table provides information about each Director of The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), as defined by the Investment Company Act of 1940, as amended.  Unless otherwise noted, the address of each Director is 1270 Hillcrest Avenue, Pasadena, CA 91106.  The term of office for Directors is for the duration of the Company or until removal, resignation or retirement; officers are elected annually.

Interested Directors:

Name, Address and Age	Title	Principal Occupation(s) During Past 5 Years And Other Directorships
Richard Capalbo Age: 63	Director; President, Chief Financial Officer and Treasurer since January 2010.

President and Chief Executive Officer, (2009 – present), Hillcrest Wells Advisors, LLC (registered investment advisor), Richard Capalbo Enterprise Consulting (practice management consulting firm) (2006-present); The Quantum Group (practice management consulting firm) (1998-2006).

Other Directorships: None

1Richard J. Capalbo is an “interested person” as defined in Section 2(a)(19) of the 1940 Act, by virtue of his affiliation with Hillcrest Wells Advisors, LLC.

Non-Interested Directors:

Name, Address and Age	Title	Principal Occupation(s) During Past 5 Years And Other Directorships
Martha Harris Age: 73	Director since January 2010.	Stockbroker, Western International Securities (1996-2008); Stockbroker, Associated Securities (2008-July 2009). Other Directorships: None
Louis F. Moret Age: 64	Director since January 2010.

Retired.

Other Directorships:  Member, Board of Administration, CalPERS (2008-present); Member, Advisory Board, Lasair Capital LLC (investment adviser), (2007-present), Member, Los Angeles Fire and Pension Board (1997 -2008);

Robert K. Murray Age: 68	Director since January 2010.	Registered Representative, Cazenave, Inc. (broker-dealer) (1991-present).
Other Directorships: None

THE DIRECTORS AND OFFICERS (Unaudited) (Continued)

Principal Officers Who Are Not Directors:

Name, Address and Age	Title	Principal Occupation(s) During Past 5 Years And Other Directorships
Michael J. Wagner c/o Northern Lights Compliance Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788 Age: 59	Chief Compliance Officer since August 2006.

President of Northern Lights Compliance Services, LLC (2006 – present); Senior Vice President of Fund Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present); President of Gemini Fund Services, LLC (2003 – 2006); Chief Operations Officer of Gemini Fund Services, LLC (2003 – 2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002);

Other Directorships: Constellation Trust Company (2005- 2008).

James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Assistant Treasurer since March 2010.	Vice President (2004-present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC. Other Directorships: None
Rodney D. Hagenbuch 1270 Hillcrest Avenue Pasadena, CA 91106 Age: 73	Assistant Compliance Officer since March 2010.

Chief Compliance Officer, ( 2009 – present) Hillcrest Wells Advisors, LLC (registered investment advisor), Registered Principal,(January 2010-present), Benefit Funding Services, LLC,  Registered Principal,(January 2010-present), Second Street Securities LLC, Registered Rep, (January 2008 – November 2009), Stonnington Group, LLC, Managing Member, (May 2002-December 2007), ARQUE (formerly known as Quantum Leap Securities, LLC),Principal (1999-2007), Quantum Leap Institute, LLC, Principal (March 2005-December 2005), Stonnington Group, LLC

Other Directorships: None

The Company’s Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling (800) 723-8637.

FUND EXPENSES (Unaudited)	March 31, 2010

As a shareholder of one of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/09)	Ending Account Value (3/31/10)	Expense Ratio (Annualized)	Expenses Paid During the Period* (10/1/09-3/31/10)
PFW Water Fund
Actual:
Class A	$1,000.00	$1,448.61	1.50%	$ 9.16
Class C	1,000.00	1,437.73	2.25%	13.67
Hypothetical (5% return before expenses):
Class A	$1,000.00	$1,017.45	1.50%	$ 7.54
Class C	1,000.00	1,013.71	2.25%	11.30

FUND EXPENSES (Unaudited) (Continued)	March 31, 2010

	Beginning Account Value (10/1/09)	Ending Account Value (3/31/10)	Expense Ratio (Annualized)	Expenses Paid During the Period* (10/1/09-3/31/10)
The Montecito Fund
Actual	$1,000.00	$1,465.79	1.19%	$7.32
Hypothetical (5% return before expenses)	1,000.00	1,019.00	1.19%	5.99

   *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Form N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-800-723-8637.

PRIVACY POLICY

At The Santa Barbara Group of Mutual Funds, Inc., we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information. We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

•

Account applications and other required forms,

•

Written, oral, electronic or telephonic communications and

•

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and services providers involved in servicing our account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our investors.

INVESTMENT ADVISOR

Hillcrest Wells Advisors, LLP

1270 Hillcrest Avenue

Pasadena, CA 91106

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

CUSTODIAN

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

PRINCIPAL UNDERWRITER
Capital Research Brokerage Services, LLC

15 S. Raymond Avenue, Suite 200

Pasadena, CA 91105

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

For more complete information about The PFW Water Fund and The Montecito Fund, including charges and expenses, please call (626) 844-1440 or (800) 723-8637 or write to Capital Research Brokerage Services, LLC and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Funds’ Board of Directors, please call or write to request the Funds’ Statement of Additional Information.

SANTA BARBARA GROUP OF MUTUAL FUNDS PFW WATER FUND THE MONTECITO FUND ANNUAL REPORT March 31, 2010

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors determined that the registrant does not have an audit committee financial expert.  It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2010

$ 21,465

FY 2009

$ 18,415

(b)

Audit-Related Fees

FY 2010

$        0

FY 2009

$        0

Nature of the fees:

(c)

Tax Fees

FY 2010

$ 4,000

FY 2009

$ 4,400

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2010

$ 0

$ 0

FY 2009

$ 0

$ 0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

Beginning with non-audit service contracts entered into on or after May 28, 2003, the registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2010 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

0%

Tax Fees:

0%

0%

All Other Fees:

0%

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2010

$ 4,000

$ None

FY 2009

$ 4,400

$ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2010.

Item 5. Audit Committee of Listed Registrants.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,  the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 12(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 12(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Santa Barbara Group of Mutual Funds, Inc.

By (Signature and Title)

/s/Richard Capalbo CEO/CFO

Date

6/7/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Richard Capalbo CEO/CFO

Date

6/7/10